Exhibit 23




                    Consent of Independent Public Accountants
                    -----------------------------------------

   To Thermo Fibertek Inc.:

        As independent public accountants, we hereby consent to the use of our reports and to all references to our Firm included in or made a part of this Form 8-K.



                                               Arthur Andersen LLP



   Boston, Massachusetts
   August 4, 1997